NASDAQ: AIXC

AIxCrypto Holdings, Inc.

First Quarter 2026 Earnings Presentation



P R E S E N T E R S

Jerry Wang — Co-Chief Executive Officer
Koti Meka — Chief Financial Officer
Andrew Grossman — Head of Legal

May 11, 2026

IMPORTANT NOTICE & FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including: the Company's history of net losses and continuing going concern uncertainty; pre-revenue status and reliance on capital markets; cryptocurrency treasury price volatility; Faraday Future's majority controlling ownership and the risk of potential misalignment with minority shareholders; limited operating history in Web3, AI, and blockchain infrastructure; product development and launch risk for Agentir, and the EAI robotics data platform; counterparty and execution risk associated with planned RWA tokenization initiatives; and evolving digital asset regulatory risk.

Actual results may differ materially from management's current expectations. Please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other filings with the U.S. Securities and Exchange Commission for a complete discussion of these and other risk factors. All forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to update any forward-looking statement.


relatively
gross margins
expansion via
services
margin

"In Q1, our product pipeline progressed from concept to documented designs, internal testing, and preliminary contract conversations with counterparties."

Jerry Wang, Co-CEO of AIxCrypto

Q1 2026 Operational Highlights

From concept to documented designs, internal testing, and preliminary contract conversations

01 DATA PLATFORM — KICKOFF WITH FFAI

EAI Data Collaboration formally initiated late in the quarter.

Established core project team; initiated drafting of the FFAI–AIXC Data Collaboration Contract; defined data rights boundaries and commercialization roadmap. Structured as a dual-track platform: B2B Enterprise Data Platform for institutional buyers and B2C Decentralized Crowdsourced Data Collection Platform for the broader developer and contributor community.

02 AGENTIR — AI AGENT ARENA PLATFORM

Internal review milestone reached in early May.

Completed initial development of the platform's four core game modes during Q1 and finalized a commercial model centered on access pass economics and arena fees. Preparing for a phased public launch with launch timing to be announced when finalized.

03 RWA EQUITY TOKENIZATION — FFAI AS POC ASSET

Strategy converted into a defined execution path.

Conducted structural and regulatory review necessary to align the RWA initiative with the Commission's latest interpretations on digital securities. Structured comparison of principal tokenization platforms remains in progress; specific partnerships will be disclosed once definitive agreements are executed.

2026 Execution Priorities

Strategic Outlook — Three Focus Dimensions, Updated for Q1 Progress

01

EAI DATA PLATFORM

POC: end of June 2026

- Targeting end-of-June first end-to-end transaction test and first data delivery — the POC milestone.
- Closed-beta launch of the B2B platform alongside POC.
- Product completion and public participation on the B2C platform.
- Working toward sustained 2H cadence: one data buyer transaction per month.
- Consumer-grade EAI Agent product line in initiation; specifics to be disclosed when finalized.

02

AI AGENT PRODUCTS

First limited public launch: near-term window

- Internal review milestone reached in early May.
- Phased public launch with launch timing to be announced when finalized.
- Potential post-launch revenue from genesis and recurring access pass sales.
- Arena fees and functional platform usage fees as additional revenue streams.

03

RWA TOKENIZATION

Launch window: later this year

- Subject to definitive agreements, targeting a launch window later this year for the Company's first tokenized equity instrument.
- Distribution and exchange listing anticipated to follow over the subsequent two to three weeks.
- Broader objective: build AIxCrypto into compliant on-chain infrastructure for tokenized equity within applicable regulatory frameworks.
- Potential applications include non-U.S. distribution and DeFi integration.

Financial Review

NASDAQ: AIXC

Q1 2026 Key Metrics | Source: Unaudited Form 10-Q — Three Months Ended March 31, 2026

$6.2M	**$6.2M**	**$10.0M**	**$23.9M**
Cash & Equivalents	**Digital Assets (C10)**	**Prepaid FFAI Investment**	**Total Assets**
Mar 31, 2026	Mar 31, 2026 — Fair Value	Feb 2026 — RWA POC asset	vs. $31.3M YE 2025

Operating Activities	Investing Activities	Financing Activities
($4.5M)	($8.5M)	($132K)

Framework for Operational Sustainability

NASDAQ: AIXC

Three pillars supporting the path from Q1 foundation to initial revenue generation

01

REVENUE RAMP

Initial revenue targeted to begin in Q3 2026.

Initial contributions from Agentir platform fees and initial data buyer transactions, each supported by foundation work completed during Q1. The Company's RWA tokenization product is targeted for launch later this year; further detail on its commercial model will be provided once definitive agreements are executed.

02

OPERATING EXPENSE NORMALIZATION

$1.3M YoY decline in IR expense already in place.

The $1.3 million year-over-year decline in investor relations expense disclosed in our MD&A is the initial indication that transformation-related expenses are beginning to align with the revised operating model. We expect that to continue, with offsets reflecting investment in payroll, software, and legal expense.

03

DISCIPLINED TREASURY MANAGEMENT

No digital asset appreciation built into operating model.

The C10 portfolio is being managed for market transparency and is exposed to prevailing digital asset market conditions; no digital asset appreciation is built into the operating model. The Company will continue to provide quarterly updates against the framework.

OUTLOOK ***The products, the contracts, and the partnerships that drive our 2026 revenue streams advanced meaningfully during the quarter.*** *— Jerry Wang, Co-CEO*


relatively
gross margins
expansion via
services
margin

“

The products, the contracts, and the partnerships that drive our 2026 revenue streams advanced meaningfully during the quarter.

”

Jerry Wang, Co-CEO of AIxCrypto

Thank You



AIxCrypto Holdings, Inc. | **NASDAQ: AIXC**

Financial Review — Income Statement

NASDAQ: AIXC

For the three months ended March 31, 2026 and 2025 | Source: Unaudited Form 10-Q

($ unless noted)	Q1 2026	Q1 2025	YoY
Revenue	$0	$0	—
General & Administrative	$3,547,853	$2,494,532	+42%
Sales & Marketing	$638,222	$0	n/m
Research & Development	$5,072	$33,167	−85%
Credit Loss — Marizyme Note	$142,574	$197,000	−28%
Total Operating Expenses	**$4,333,721**	**$2,724,699**	**+59%**
Loss from Operations	**$(4,333,721)**	**$(2,724,699)**	**+59%**
Gain — FV of Warrant Liabilities	$69,660	$39,224	+78%
Gain — FV of Convertible Debt	$10,236	$0	n/m
Impairment of Intangible Assets	$(182,619)	$0	n/m
Interest Income	$303,010	$112,953	+168%
Interest Expense	$0	$(73,615)	n/m
Net Loss on Digital Assets	$(1,945,582)	$0	n/m
Net Loss	**$(6,079,016)**	**$(2,646,172)**	**+130%**
Net Loss Per Share (basic & diluted)	**$(0.79)**	**$(1.82)**	**−57%**

Q1 2026 NET LOSS BRIDGE

Net loss of **$6.1M** includes:

- $1.9M non-cash digital asset MTM loss (ASU 2023-08).
- $0.2M impairment of intangible assets.
- $0.1M credit loss provision on Marizyme Notes — small adjustment on accrued interest; the larger collectability assessment was made in 2025.

G&A INCREASE DRIVERS (vs. Q1 2025)

+$0.5M Faraday Transition Services Agreement
+$0.7M payroll (new hires & signing bonuses)
+$0.3M legal
+$0.2M accounting
+$0.2M insurance
−$1.3M investor relations expense

Financial Review — Balance Sheet

NASDAQ: AIXC

As of March 31, 2026 and December 31, 2025 | Source: Unaudited Form 10-Q

ASSETS	Mar 31, 2026	Dec 31, 2025
Cash & cash equivalents	$6,201,121	$19,332,707
Digital assets	$6,197,267	$10,250,497
Prepaid investments — related party	$10,000,000	$—
Prepaid expenses & other current assets	$701,368	$1,028,506
Short-term notes receivable, net	$385,428	$343,060
Total Current Assets	**$23,485,184**	**$30,954,770**
Intangible assets	$406,149	$314,727
Other assets — related party	$10,349	$10,349
TOTAL ASSETS	**$23,901,682**	**$31,279,846**

LIABILITIES & EQUITY	Mar 31, 2026	Dec 31, 2025
Accounts payable	$1,476,668	$1,259,944
Related party payable	$447,958	$1,648,945
Accrued expenses & other	$33,245	$136,234
Warrant liabilities	$72,218	$141,878
Convertible debt	$—	$142,236
Total Current Liabilities	**$2,030,089**	**$3,329,237**
Total Stockholders' Equity	**$21,871,593**	**$27,950,609**
TOTAL LIABILITIES & EQUITY	**$23,901,682**	**$31,279,846**

BALANCE SHEET KEY POINTS

Common shares outstanding rose to 20,234,993 at March 31, 2026 from 5,160,383 at December 31, 2025, reflecting the conversion of 33,858 Series B Preferred shares into 15,074,610 common shares ($26.4M reclassified within stockholders' equity per the Statement of Changes in Stockholders' Equity). | Going concern uncertainty disclosed in Note 2 of the 10-Q. The Company expects to continue to incur losses and has no committed sources of additional financing as of the date of issuance of these financial statements.